UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 1, 2022
Date of Report (Date of earliest event reported)
______________________________
New Relic, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________

Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
188 Spear Street, Suite 1000
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(650) 777-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NEWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Between July 1 and July 5, 2022, New Relic, Inc. (the “Company”) entered into revised change-in-control and severance agreements (the “Revised Agreements”) with each of its named executive officers, following its annual review by the Compensation Committee of the Company’s Board of Directors of market compensation practices among its compensation peer group for the Company’s named executive officers. The Revised Agreements have the same terms and conditions as the change-in-control and severance agreements previously in effect (the “Previous Agreements”), except that (i) the cash severance component for qualifying terminations occurring during the Change in Control Period (as defined in the Previous Agreements) has been revised to include 150% of the named executive officer’s target annual cash bonus opportunity for the fiscal year in which the change in control occurs for named executive officers receiving Tier 1 benefits, or 100% of the named executive officer’s target annual cash bonus opportunity for the fiscal year in which the change in control occurs for named executive officers receiving Tier 2 benefits, and (ii) the Change in Control Period has been revised to commence three months prior to the effective date of the change in control, with adjustments to performance-based restricted stock unit awards to provide a corresponding expansion of the Change in Control Period, provided that, to the extent the qualifying termination occurs prior to the change in control and during the revised Change in Control Period, the accelerated vesting of the named executive officer’s stock awards will be contingent upon the change in control.
Each of the Revised Agreements has a term of three years from the date such agreement became effective, after which each agreement may be renewed by the mutual agreement of the parties thereto, and replace and supersede the Previous Agreements in their entirety.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

Date: July 8, 2022	By:	/s/ Mark Sachleben
Mark Sachleben Chief Financial Officer